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FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 19, 2011

Bison Instruments, Inc.
(Exact name of registrant as specified in its charter)

Minnesota	000-27297	E41-0947661
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

7725 Vasserman Trail, Chanhassen, MN		55317
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:	952-938-1055

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Item 5.02 Departure of Director or Certain Officers; Election of Directors; Appointment of Certain Officers

(b)           On December 19, 2011, Barrie D. Rose resigned as Chief Executive Officer, Chairman and Director of Bison Instruments, Inc.

(c)           On December 19, 2011, Fred E. Ross was appointed Chief Executive Officer, Chairman and Director of Bison Instruments, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Bison Instruments, Inc.
Date: December 19, 2011	(Registrant)

/s/ Fred E. Ross
(Signature)*

*Print name and title of the signing officer under his signature.	Fred E. Ross Chief Executive Officer